



Diversified Restaurant Holdings, Inc.

Follow-On Equity Offering

April 2013

T. Michael Ansley

Chief Executive Officer

David G. Burke

Chief Financial Officer

Safe Harbor Statement

All statements made in the following presentation materials, other than statements of historical fact, are or may be deemed to be forward-looking statements, including statements regarding projected store openings and operating results. These statements are based on DRH's current plans and expectations and involve risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance and achievements expressed or implied by these statements. Information concerning these risks, uncertainties and other factors is contained under the headings "Risk Factors" and "Cautionary Statement regarding Forward-Looking Statements" and elsewhere in the Registration Statement on Form S-1 that DRH filed with the Securities and Exchange Commission.

DRH has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents DRH has filed with the SEC for more complete information about DRH and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, DRH, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-976-2072.

TRANSACTION SUMMARY

FOLLOW-ON EQUITY OFFERING SUMMARY

Company name	Diversified Restaurant Holdings, Inc.
Current / proposed ticker symbol	OTCQB:DFRH / NasdaqCM:BAGR
Fully diluted shares outstanding as of 3/27/2013	19,373,525
Shares offered	5,000,000 (est.)
Anticipated price range	$5.00 to $5.50
Over-allotment option	15% or 750,000 shares
Shares outstanding post-deal (ex-over-allotment)	24,373,525 (est.)
Lead underwriter	Dougherty & Company
Co-manager	Feltl and Company
Use of proceeds	New restaurant development General corporate purposes Senior debt reduction

INVESTMENT HIGHLIGHTS

1. GROWTH STORY
2. MULTI-BRAND COMPANY WITH COMPLEMENTARY INFRASTRUCTURE
3. LEADERSHIP TEAM WITH PROVEN TRACK RECORD
4. BROAD APPEAL WITH ATTRACTIVE CUSTOMER BASE AND SUPERIOR VALUE PROPOSITION
5. FLEXIBLE BUSINESS MODEL WITH COMPELLING UNIT ECONOMICS AND STRONG ROI







A Premier Restaurant Concept Innovator & Franchisee

Mission — *To **"delight guests"** by providing experiences that create loyalty*

Vision — *To be the preferred ultra-casual dining destination in our market*

Owner and operator of the unique, full-service, ultra-casual restaurant and bar

Bagger Dave's Legendary Burger Tavern® *and an award-winning franchisee of* ***Buffalo Wild Wings***®

HYBRIDS OF THE FAST CASUAL AND CASUAL DINING SEGMENTS

QUICK SERVICE	FAST CASUAL	CASUAL DINING

Bridging the gap as the newly defined "Ultra-Casual" concept

Established Growth Concept:
Buffalo Wild Wings

Wings. Beer. Sports.™





Buffalo Wild Wings®

History of Operational Excellence

- **Innovative, award-winning franchisee since 1999**
  - Highest single store annual restaurant sales in the Buffalo Wild Wings system for 2004, 2005, 2006
  - International Franchise Association: Franchisee of the year in 2007
  - One of the first in the Buffalo Wild Wings system to offer full-service dining
- **One of the largest franchisees in North America with 33 company-owned stores in four states**
  - Largest (by square footage) Buffalo Wild Wings store; opened in Detroit, Michigan during December 2012
  - Rights with Buffalo Wild Wings corporate to develop 14 additional restaurants by 2017

INNOVATIVE NEW CONCEPT:
BAGGER DAVE'S

DRH diversifiedrestaurantholdingsinc.

CREATE YOUR OWN LEGENDARY EXPERIENCE





Bagger Dave's Legendary Burger Tavern ®

Brand Differentiators

- **12 stores in three states; focused on business-friendly Midwest states**
- **Full-service, ultra-casual restaurant and bar**
- **Freshly-made, customizable burgers**
  - More than 30 topping choices and 7 house-made sauces
- **Differentiated casual menu includes fresh-cut sweet potato chips, Sloppy Dave's BBQ®, Artisan Mac n' Cheese and Turkey Black Bean Chili®**
  - Full bar featuring craft beer & sommelier wine pairings
  - Custom craft sodas offering large variety of flavors
  - Expect to open seven additional locations by the end of fiscal 2013

BAGGER DAVE'S PHOTOS



Bagger Dave's – Brighton, MI



Bagger Dave's Blues Burger ®


Santa Fe

Bagger Dave's – Electric Train



Bagger Dave's – Berkley, MI


LEGENDARY
BAGGER DAVE'S

Bagger Dave's Hand-cut Sweet Potato Chips



Bagger Dave's – Novi, MI

DRH Restaurant Locations:

Current Corporate-Owned Locations and 2013 Development Plan



Michigan
Indiana
Illinois

Current	11	33	44
2013E Plan	7	3	10
2013E Total	18	36	54



Florida

○ Current Bagger Dave's
☆ Planned Bagger Dave's
● Current BWW (2013)
★ Planned BWW (2013)

Note: One Bagger Dave's franchised unit in Missouri not shown

DIVERSIFIED CONCEPTS:

COMPLEMENTARY CONCEPTS THAT GENERATE OPERATIONAL SYNERGIES

OPERATIONAL SYNERGIES





- **Leverage experienced managing partners of Buffalo Wild Wings**
  - Provides a new career path for restaurant-level managers through Bagger Dave's
  - Reduces turnover in restaurant-level management
- **Standardized systems and processes to facilitate restaurant-level management**
  - Reduces time to train new restaurant-level management
  - Facilitates training of personnel and improves level of customer service
- **Shared infrastructure**
  - Locations featuring both Bagger Dave's and Buffalo Wild Wings concepts can share real estate and other fixed costs
  - Leveraged existing infrastructure to help launch Bagger Dave's concept

Investment Highlights:
Leadership Team with Proven Track Record



T. Michael Ansley, President, CEO, and Chairman of the Board

- More than 17 years of restaurant and hospitality industry experience
- Member of Board of Directors, Michigan Restaurant Association since April 2011



David G. Burke, Treasurer, CFO, and Director

- Former Federal-Mogul Corporation Director of Finance
- MBA, University of Michigan



Jason Curtis, COO

- Certified Foodservice Management Professional (FMP)
- Member of BWW Inc. Leadership Council

Investment Highlights:
Broad Appeal & Attractive Customer base

Guest-Driven Culture


BAGGER
BURGER

- **Focused on Quality Guest Service**
  - Seven essential business drivers: people, quality, hospitality, speed, accuracy, cleanliness and value
  - Develop management from within to ensure operational and service consistency
  - Invest in employee retention and training to enhance guest experience
- **Qualitative Metrics**
  - Guest Experience Management (GEM) scores
  - Secret shopper scores
- **Value Pricing**
  - Bagger Dave's – Appetizer/salad: **$3.99 - $6.19**; Entrees: **$4.19 - $7.99**
  - Buffalo Wild Wings – Appetizer/salad: **$3.99 - $12.99**; Entrees: **$6.19 - $13.59**



- **Favorable Consumer Trends**
  - Unique flavor choices, gluten-free options and high degree of order customization
- **Broad Appeal**
  - Customers from the casual, fast casual, quick service and fine dining segments
  - Draws customers for lunch, happy hour, dinner and late night dining
  - Diverse customer demographics from children to baby boomers

INVESTMENT HIGHLIGHTS:
SUPERIOR VALUE PROPOSITION

BAGGER DAVE'S | BUFFALO WILD WINGS

DAY PART MIX



Late Night, 4%
Lunch, 30%
Dinner, 41%
Happy Hour, 25%



Late Night, 15%
Lunch, 18%
Dinner, 40%
Happy Hour, 27%

SALES MIX



Alcohol, 14%
Food, 86%



Alcohol, 21%
Food, 79%

Investment Highlights:
Flexible Business Model with Compelling Unit Economics and Strong ROI

Disciplined Site Selection

- **Target locations**
  - Well-anchored shopping or lifestyle entertainment centers or in close proximity to high-traffic venues
  - Preference for strong end-cap position
  - Retailers seek out locations occupied with DFRH concepts





- **Low occupancy costs, averaging less than 6% of sales**
- **Proven history with strong new-restaurant sales performance**

	Bagger Dave's	Buffalo Wild Wings
Target Store Footprint (Square Feet)	4,500 - 4,900	5,500 - 6,500
Total Cash Investment (Ex Real Estate)	$950,000 - $1,200,000	$1,300,000 - $1,600,000
Target Annual Revenue Per Store	$1,600,000	$2,600,000
Target Restaurant-Level EBITDA Margin	20%+	20%+

Note 1: Target restaurant-level EBITDA margin at Buffalo Wild Wings is calculated after paying royalty and national advertising fees paid to Buffalo Wild Wings, Inc.

FINANCIAL PERFORMANCE:
EXPANDING REVENUE WITH PROVEN TRACK RECORD OF GROWTH



CORPORATE-OWNED LOCATIONS
2010A – 2012A CAGR: 41%
22
3
19
28
6
22
44
11
33
54+
18
36
2010A
2011A
2012A
2013E
BWW
BD



TOTAL REVENUE ($ in millions)
2010A – 2012A CAGR: 31%
120.0
100.0
80.0
60.0
40.0
20.0
0.0
45.2
60.7
77.4
116.0
-
115.0
2010A
2011A
2012A
2013E

- **Q4 2012 total revenue increased approximately 62% over the prior year period to $26.1 million.**
- **Fiscal 2012 revenue increased approximately 28% over the prior year period.**
- **On a consolidated basis, same store sales were up 9.2% and 7.6% for Q4 2012 and fiscal 2012, respectively.**

Note 1: 2012A restaurant count excludes franchised Bagger Dave's location

Note 2: Fiscal 2012 same store sales increases excludes the 53rd week of fiscal 2012

FINANCIAL PERFORMANCE:
MARGIN EXPANSION POTENTIAL

ADJUSTED EBITDA


20.0
15.0
10.0
5.0
0.0
5.0
7.8
8.5
16.0
-
15.0
2010A
2011A
2012A
2013E

ADJUSTED EBITDA MARGIN


20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
11.0%
12.9%
11.0%
13.5%
2010A
2011A
2012A
2013E

RESTAURANT-LEVEL EBITDA


25.0
20.0
15.0
10.0
5.0
0.0
8.4
12.8
15.0
23.0
-
21.0
2010A
2011A
2012A
2013E

RESTAURANT-LEVEL EBITDA MARGIN


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.6%
21.2%
19.3%
19.5%
2010A
2011A
2012A
2013E

DRH diversifiedrestaurantholdingsinc.

FINANCIAL PERFORMANCE:
RECONCILIATION OF ADJUSTED AND RESTAURANT-LEVEL EBITDA

For the fiscal year ended,	2010	2011	2012
Net Income	**$116,962**	**$1,996,031**	**$275,139**
+ Income Tax Provision (Benefit)	(125,826)	586,086	(167)
+ Change in Fair Value of Derivative Instruments	367,181	246,818	43,361
+ Interest Expense	1,322,502	1,137,725	1,282,991
+ Other Income (Expense), net	(74,456)	(366,497)	(20,081)
+ Loss on Disposal of Property and Equipment	20,965	31,465	36,833
+ Depreciation and Amortization	2,689,584	3,479,360	4,587,310
EBITDA	**4,316,912**	**7,110,988**	**6,205,386**
+ Pre-opening Expense	654,764	714,330	1,792,168
+ Non recurring Expense	-	-	513,500
Adjusted EBITDA	**4,971,676**	**7,825,318**	**8,511,054**
Adjusted EBITDA Margin (%)	*11.0%*	*12.9%*	*11.0%*
+ General and Administrative	3,463,831	5,023,212	6,472,408
Restaurant-Level EBITDA	**8,435,507**	**12,848,530**	**14,983,462**
Restaurant-Level EBITDA Margin (%)	*18.6%*	*21.2%*	*19.3%*

Restaurant-Level EBITDA represents net income plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes and non-recurring acquisition related costs expenses in Q4 2012. Adjusted EBITDA represents net income plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes and non-recurring acquisition related costs expenses in Q4 2012. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not prepared in accordance with GAAP, because we believe that they provide an additional metric by which to evaluate our operations and, when considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA, together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income and cash flows from operations, to assess our historical and prospective operating performance and to enhance our understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe that investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) we use Restaurant-Level EBITDA and Adjusted EBITDA internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses, which are not incurred at the restaurant level, and restaurant pre-opening costs, which are non-recurring at the restaurant level. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on our GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structures and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of facilities and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations.

Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing or financing activities or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures, including the following:

- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect our current capital expenditures or future requirements for capital expenditures;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, associated with our indebtedness;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, nor do Restaurant-Level EBITDA and Adjusted EBITDA reflect any cash requirements for such replacements;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect disposals or other non-recurring income and expenses;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in fair value of derivative instruments;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect restaurant pre-opening costs; and*
- *Restaurant-Level EBITDA does not reflect general and administrative expenses.*

Adjusted EBITDA margin and Restaurant-Level EBITDA margin is defined as the ratio of Adjusted EBITDA and Restaurant-Level EBITDA to revenue. We present Adjusted EBITDA margin and Restaurant-Level EBITDA margin because it is used by management as a performance measurement to judge the level of Adjusted EBITDA and Restaurant-Level EBITDA generated from revenue and we believe its inclusion is appropriate to provide additional information to investors.

FINANCIAL PERFORMANCE:
BALANCE SHEET OVERVIEW

Consolidated Balance Sheet as of,	December 25, 2011	December 30, 2012	Pro Forma Balance Sheet Post-Offering
Cash and Equivalents	$1,537,497	$2,700,328	$21,919,078
Other Current Assets	829,870	1,504,916	1,504,916
Property Plant and Equipment, net	23,522,314	40,286,490	40,286,490
Other Assets	1,460,718	12,053,004	12,053,004
Total Assets	**$27,350,399**	**$56,544,738**	**$75,763,488**
Current Liabilities (ex. current debt)	$3,273,274	$6,838,567	$6,838,567
Total Debt (incl. current portion)	19,808,490	44,647,285	39,647,248
Other Liabilities	2,364,016	3,554,982	3,554,982
Stockholders' Equity	1,904,619	1,503,904	25,722,654
Total Liabilities & Stockholders' Equity	**$27,350,399**	**$56,544,738**	**$75,763,488**

Note 1: Pro forma balance sheet is based on net proceeds from the offering of $24,218,750, calculated based on the mid-point of the price range for the offered securities, and estimated senior debt pay down of $5 million

Financial Performance:
Fiscal 2013 Guidance

New Store Openings

- Fiscal 2013 projected new store openings of at least 10 locations between both concepts

Revenue

- Fiscal 2013 projected revenue between $110.0 million and $115.0 million
- Q1 2013 preliminary net sales of $27.1 million
- Q1 2013 preliminary same store sales growth of 3.5%

Adjusted EBITDA

- Fiscal 2013 projected adjusted EBITDA between $15.0 million and $16.0 million

Restaurant-Level EBITDA

- Fiscal 2013 projected restaurant-level EBITDA between $21.0 million and $23.0 million

Investment Highlights

1 Growth Story

- Number of locations grew at a 41% CAGR from fiscal 2010 to fiscal 2012
- Total revenue grew at a 31% CAGR from fiscal 2010 to fiscal 2012
- Expect to open an additional 10+ locations by the end of fiscal 2013 with significant growth beyond

2 Multi-Brand Company with Complementary Infrastructure

- Innovative new concept: Bagger Dave's Legendary Burger Tavern
- Established growth concept: Buffalo Wild Wings
- Complementary concepts with potential for shared infrastructure

3 Leadership Team with Proven Track Record

- Innovative, award-winning Buffalo Wild Wings franchisee since 1999
- Highest annual restaurant sales in BWW system for 2004, 2005 and 2006
- International Franchise Association: Franchisee of the year in 2007

4 Broad Appeal with Attractive Customer Base and Superior Value Proposition

- Guest-driven culture
- Broad appeal, benefitting from favorable consumer trends
- Value pricing
- Even day part mix with strong alcohol sales

5 Flexible Business Model with Compelling Unit Economics and Strong ROI

- Bagger Dave's target annual revenue per store: $1,600,000
- Buffalo Wild Wings target annual revenue per store: $2,600,000
- Target restaurant-level EBITDA margins of 20%+